Equipment on Operating Leases	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Equipment on Operating Leases

Note 7: Equipment on Operating Leases

Equipment on operating leases primarily include products leased to customers by Agricultural Equipment, Construction Equipment and Commercial Vehicles. A summary of equipment on operating leases as of December 31, 2013, and 2012 is as follows:

	2013	2012
	(in millions)
Equipment on operating leases	$1,343	$1,070
Accumulated depreciation	(284)	(249)

Net equipment on operating leases	$1,059	$821

Depreciation expense on equipment on operating leases is recorded in “Other” and amounted to $140 million, $143 million and $125 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Lease payments owed to CNH Industrial for equipment under non-cancelable operating leases as of December 31, 2013, are as follows:

Amount
(in millions)
2013	$145
2014	86
2015	45
2016	20
2017	9
Beyond 5 years	9

Total	$314